UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

ALX ONCOLOGY HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39386	85-0642577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

323 Allerton Avenue, South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

650-466-7125

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALXO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Clinical Update

On January 30, 2026, ALX Oncology Holdings Inc. (the “Company”) issued a press release announcing new data from a Phase 1b/2 clinical trial evaluating the Company’s investigational CD47-inhibitor evorpacept in combination with Jazz Pharmaceuticals’ ZIIHERA® (zanidatamab-hrii) in heavily pretreated patients with metastatic breast cancer (“mBC”). The topline findings, from an exploratory analysis in this trial, indicate that among patients with confirmed HER2-positive mBC, CD47 expression is predictive of evorpacept activity.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Preliminary Unaudited Financial Information

On January 30, 2026, the Company disclosed that, based upon preliminary estimates, it had approximately $48.3 million of cash and cash equivalents and short-term and long-term investments as of December 31, 2025.

The Company has not yet completed its year-end financial close process for the year ended December 31, 2025. This estimate of the Company’s cash and cash equivalents and short-term and long-term investments as of December 31, 2025 is preliminary, has not been audited, does not present all information necessary for an understanding of the Company’s financial position as of December 31, 2025, and is subject to change upon completion of its financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2025. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary result and, accordingly, does not express an opinion or any other form of assurance about it.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report contains forward-looking statements that involve substantial risks and uncertainties. Forward-looking statements include, without limitation, statements relating to the Company’s preliminary estimates of cash and cash equivalents and short-term and long-term investments as of December 31, 2025. Such forward-looking statements are based on the Company’s beliefs and assumptions and on information currently available to it on the date of this Current Report on Form 8-K. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These and other risks are described more fully in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company files with the SEC from time to time. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALX ONCOLOGY HOLDINGS INC.

Date: January 30, 2026	By:	/s/ Harish Shantharam
Harish Shantharam
Chief Financial Officer